UMPQUA HOLDINGS CORPORATION DA Davidson Financial Institutions Conference May 10, 2017

Forward-looking Statements 2 This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements. We make forward-looking statements about credit discount accretion on related to loans acquired from Sterling Financial Corporation, loan and lease growth, and trends in the loan portfolio mix. Specific risks that could cause results to differ from these forward looking statements include our ability to successfully develop and market new products and technology. Risks that could cause results to differ from forward-looking statements we make are set forth in our filings with the SEC and include, without limitation, prolonged low interest rate environment; unanticipated weakness in loan demand or loan pricing; deterioration in the economy; lack of strategic growth opportunities or our failure to execute on those opportunities; our inability to effectively manage problem credits; our inability to successfully implement efficiency initiatives; our ability to successfully develop and market new products and technology; and changes in laws or regulations.

The World’s Greatest Bank 3 • Headquarters: • Ticker: • Assets: • Loans & Leases: • Deposits: • Market Cap: • Footprint: Umpqua Holdings Corporation (1) > (1) As of March 31, 2017, except for market cap which is as of April 28, 2017. Portland, OR UMPQ (NASDAQ) $24.9bn $17.8bn $19.2bn $4.0bn Oregon, Wash., Calif., Nevada, Idaho

Well-positioned In Key Growth Markets on West Coast 4 > Source: SNL Financial. • MSA projected population change (2017 – 2022) of 7.09% Portland Sacramento • MSA projected population change (2017 – 2022) of 5.87% Reno Seattle San Francisco San Diego • MSA projected population change (2017 – 2022) of 6.39% • MSA Projected population change (2017 – 2022) of 5.46% • MSA Projected population change (2017 – 2022) of 5.10% • MSA projected population change (2017 – 2022) of 5.79% U.S. Aggregate • Projected population change (2017 – 2022) of 3.77%

Umpqua’s Mission 5 Our mission is to provide… personalized banking for all anytime, anywhere Commercial Banking Consumer Banking Wealth Management  Business lending  Real estate financing  Commercial leases  Business deposits  Treasury management  Debt capital markets  Payment solutions  Online services  Consumer lending  Home lending  Small business lending  Consumer deposits  Dealer banking  Payment solutions  Online services  Private banking  Asset management  Retail brokerage

6 Balanced Growth Customer Experience Associate Experience Operational Excellence Digital Strategy & Execution Financial Performance 2017 Key Priorities

Q1 2017 Highlights 7  Net earnings available to common shareholders of $46.0 million, or $0.21 per diluted common share  $0.08 of the $0.10 QoQ decline in EPS related to changes in gains or losses on fair value of MSR and debt capital markets swap derivatives  Remainder attributable to lower seasonal home lending activity and seasonally higher payroll taxes  Net interest margin increased to 3.85%, from 3.83% in Q4 2016  Provision for loan and lease losses decreased by $1.5 million  Gross loan and lease growth of $321.0 million, or 7% annualized  Deposit growth of $146.3 million, or 3% annualized  Non-performing assets to total assets decreased slightly to 0.24%  Estimated total risk-based capital ratio of 14.4% and estimated Tier 1 common to risk weighted assets ratio of 11.3%  Declared quarterly cash dividend of $0.16 per common share

Net Interest Income and Margin 8 $217.7 $209.2 $209.9 $207.8 $206.7 4.34% 4.07% 3.95% 3.83% 3.85% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $100 $120 $140 $160 $180 $200 $220 $240 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Net interest income Net interest margin (in millions) 3.97% 3.86% 3.77% 3.65% 3.70% Adjusted NIM (1) > (1) Net interest margin, excluding interest income related to credit discount from Sterling deal and related to 310-30 covered loan PIFs  Adjusted net interest margin (1) increased by 5 basis points from Q4 2016

Balanced Loan Growth 9  Q1 2017 loan and lease growth of $321 million, or 7% annualized  Balanced growth between C&I, consumer, leasing and CRE  Strong momentum, pipelines remain extremely robust $15,974 $16,388 $16,847 $16,956 $17,355 $17,392 $17,509 $17,830 $15,000 $15,500 $16,000 $16,500 $17,000 $17,500 $18,000 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Loans and Leases, gross (in millions) 19% 14% 16% 3% 1% 9% 6% 6% 16% 6% 4% Non-owner occupied term CRE Owner occupied term CRE Multifamily Commercial construction Residential development Commercial term Commercial lines of credit & other Leases & equipment finance Mortgage Home equity lines & loans Consumer & other Loan and Lease Composition As of Mar 31, 2017

Stable Low-cost Deposit Franchise 10 (in millions) Deposit Composition As of Mar 31, 2017 Demand, non- interest bearing 31% Demand, interest bearing 12% Money market 36% Savings 7% Time 14% $17,131 $17,467 $17,707 $18,163 $18,258 $18,919 $19,021 $19,167 0.24% 0.24% 0.26% 0.27% 0.27% 0.28% 0.28% 0.30% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $15,000 $15,500 $16,000 $16,500 $17,000 $17,500 $18,000 $18,500 $19,000 $19,500 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Total Deposits Cost of Interest-bearing Deposits  Strong deposit franchise and stable funding base  Low cost of deposits relative to peers

 Blended New Production Yields: 10% – 11%  Average Loan Size: $28,400  60+ Delinquency Rate: 0.55% Leasing & Equipment Finance Portfolio 11 Leasing & Equipment Finance Portfolio (“FinPac”) (in millions) Portfolio Details (as of March 31, 2017)  Small-ticket, business-essential leasing portfolio (acquired in 2013)  Surpassed $1 billion in Q1 2017, 1-year ahead of plan $336 $362 $388 $464 $492 $523 $570 $631 $679 $729 $792 $885 $928 $951 $1,000 $0 $200 $400 $600 $800 $1,000 $1,200

Mortgage Banking Business 12 $333 $366 $306 $250 $245 $764 $1,046 $1,119 $1,061 $755 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Closed mortgage volume Portfolio For Sale (in millions) $1,097 $1,412 $1,424 $1,311 $1,000 3.72% 4.02% 4.08% 3.05% 3.27% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Gain on sale margin

Non-interest Expense (in millions) Non-interest Expense and Efficiency Ratio Non-interest Expense Bridge $183.5 $182.7 $184.0 $188.5 $181.2 $183.5 $182.7 69.5% 66.2% 62.1% 59.7% 68.2% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 130.0% $115.0 $125.0 $135.0 $145.0 $155.0 $165.0 $175.0 $185.0 $195.0 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 T h o u s a n d s Non-interest expense Efficiency ratio $2.6 $(4.3) $2.2 $1.5 $(1.2) (in millions) 13

Stable Credit Quality 14 0.77% 0.76% 0.77% 0.77% 0.76% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Allowance for loan and lease losses to loans and leases 0.30% 0.27% 0.25% 0.25% 0.24% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Non-performing assets to total assets 0.12% 0.23% 0.24% 0.29% 0.22% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Net charge-offs to average loans and leases (annualized) Ratio after grossing up for value of Sterling-related credit mark remaining at quarter end 1.4% 1.3% 1.3% 1.2% 1.1%

Track Record of Prudent Capital Management 15 (in millions)  Q1 2017 dividend of $0.16 per share, total payout ratio at 77% of earnings  TBV + dividend growth of 11% for 2016 and 10% (annualized) for Q1 2017 $0 $50 $100 $150 $200 $250 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Net Earnings to Common Shareholders Dividends Repurchases

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